Exhibit 10.12.1

Confidential

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Amendment No. 2

to the

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 6th September 2017

Between

LONZA SALES AG

and

DENALI THERAPEUTICS lNC.

Appendix A2 – Project Plan

Confidential

Confidential

THIS Amendment is made the 18th day of January, 2018

BETWEEN

LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (herein after referred to as “Lonza”) and

DENALI THERAPEUTICS INC., of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080, U.S.A (hereinafter referred to as “Customer”)

WHEREAS

A.	Customer and Lonza are Parties to a development and manufacturing services agreement dated 6th September 2017, as amended (the “Agreement”), pursuant to which Lonza is required to perform Services for Customer relating to the Cell Line and Product described (all terms as defined in the Agreement); and

B.	The Parties now wish to amend and supplement the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged, it is hereby agreed by and between the Parties to amend the Agreement as follows:

1.	The Project Plan attached to this Amendment No. 2 shall be inserted as Appendix A2 to the Agreement.

2.	All capitalised terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEROF the Parties have caused this Amendment No.2 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Cordula Altekrüger
LONZA SALES AG	Cordula Altekrüger
	Senior Legal Counsel	TITLE

Signed for and on behalf of	/s/ Bart A. M. van Aarnhem
LONZA SALES AG	Bart A. M. van Aarnhem
	Senior Legal Counsel	TITLE

Signed for and on behalf of	/s/ Ryan Watts
DENALI THERAPEUTICS INC.	Ryan Watts, CEO

Confidential

Confidential

Appendix A2

Project Plan

[***]

Confidential

***	Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.